SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Preliminary Information Statement

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Definitive Information Statement

Collaborative Investment Series Trust

(Name of Registrant as Specified in Its Charter)

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Collaborative Investment Series Trust

      8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

INFORMATION STATEMENT

January [  ], 2020

Dear Shareholder,

This notice is being furnished to shareholders of the Tactical Conservative Allocation Fund, Tactical Moderate Allocation Fund, and Tactical Growth Allocation Fund (each a “Fund” and collectively, the “Funds”) each a series of the Collaborative Investment Series Trust (the “Trust”), to inform shareholders of the following:

1.

The appointment of an additional sub-adviser to the Funds and the approval of a new sub-advisory agreement between Tactical Fund Advisors, LLC (the “Adviser”) and Synergy Financial Management, LLC (“Synergy”), with respect to the Funds (“New Sub-Advisory Agreement”).

As discussed in more detail in the Information Statement, at an in-person meeting held on November 22, 2019, the Board of Trustees (“Board”) approved the appointment of the Sub-Adviser and the New Sub-Advisory Agreement. The Trust and the Adviser have an exemptive order from the Securities and Exchange Commission that allows certain sub-adviser changes to be made without shareholder approval (“Manager of Managers Order”).

The Board is not soliciting your proxy or consent in connection with the appoint of Synergy and the New Sub-Advisory Agreement. Pursuant to the conditions of the Manager of Managers Order, the Trust must provide shareholders an information statement within 90 days of the approval of the New Sub-Advisory Agreement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Sincerely,

Gregory Skidmore

President

Collaborative Investment Series Trust

Collaborative Investment Series Trust

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

____________

INFORMATION STATEMENT

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WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INTRODUCTION

This Information Statement is furnished to the shareholders of Tactical Conservative Allocation Fund, the Tactical Moderate Allocation Fund and the Tactical Growth Allocation Fund, (each a “Fund” and collectively, the “Funds”). Each Fund is a diversified series of the Collaborative Investment Series Trust (the “Trust”) and is advised by Tactical Fund Advisors, LLC (the “Adviser”). Each Fund is sub-advised by three separate sub-advisers, who invest a portion of each Fund’s assets delegated to them by the Adviser. On November 22, 2019, the Board approved Synergy Financial Management, LLC to serve as an additional sub-adviser to each Fund.

Under the terms of a Manager of Manager’s exemptive order granted by the Securities and Exchange Commission (the “SEC”), the Adviser may enter into new or modified sub-advisory agreements with existing or new sub-advisers without approval of a Fund’s shareholders, provided that an information statement is sent to shareholders within 90 days after the hiring of a new sub-adviser. This Information Statement is to inform shareholders of the following item:

1.

The appointment of an additional sub-adviser to the Funds and the approval of a new sub-advisory agreement between Tactical Fund Advisors, LLC (the “Adviser”) and Synergy Financial Management, LLC (the “Synergy”), with respect to the Funds (the “Sub-Advisory Agreement”).

The Funds’ most recent semi-annual and annual reports, including financial statements and schedules, are available at no charge by calling 1-800-869-1679, visiting www.tacticalfundadvisors.com, or writing to Collaborative Investment Series Trust c/o Mutual Shareholder Services, LLC 8000 Town Centre Drive,  Suite 400, Broadview Heights, Ohio 44147.

 WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ITEM 1

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN

ADVISER AND SUB-ADVISER

Background

Tactical Fund Advisors, LLC is the Funds’ investment adviser. Pursuant to the terms of an exemptive order granted to the Adviser and the Trust on September 9, 2019 (the “Manager of Manager’s Order”), the Adviser employs a manager of managers arrangement in advising the Funds. Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”) generally requires that a fund’s shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. The Manager of Manager’s Order exempts the Adviser and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Adviser, subject to Board of Trustee approval and certain other conditions, to enter into and materially amend sub-advisory agreements on behalf of the Funds without a shareholder vote.

On November 22, 2019, the Board approved Synergy to serve as an additional sub-adviser to the Funds and the Sub-Advisory Agreement between the Adviser and Synergy. Prior to November 22, 2019, each Fund had three separate sub-advisers, each of which were allocated a portion of each Fund’s assets by the Adviser. The Adviser and the Trust is not removing any of the three sub-advisers but is adding an additional sub-adviser in an effort to continue to improve each Fund’s performance.

The Management Agreement

Pursuant to a management agreement dated February 26, 2019, between the Trust, with respect to the Funds, and the Adviser, the Adviser serves as the investment adviser to the Funds (the “Management Agreement”). The Management Agreement was initially approved by the Board on October 19, 2018. Following approval from the Board, the shareholders voted to approve the Management Agreement on March 19, 2019. Following an initial two-year period, the Management Agreement continues in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds’ outstanding voting securities, and by the vote of a majority of Trustees of the Trust who are not parties to the Management Agreement or “interested persons,” as that term is defined in the Investment Company Act of 1940, as revised (the “1940 Act”), of any such party, at a meeting called for the purpose of voting on the Management Agreement.  The Management Agreement is terminable without penalty (i) by the Trust, on behalf of the Funds, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Funds, upon 60 days’ written notice to the Adviser; and (ii) by the Adviser upon 60 days’ written notice to the Funds. The Management Agreement provides that it will automatically terminate in the event of its “assignment,” as defined in the 1940 Act.

The Management Agreement provides that the Adviser, except by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Management Agreement, will not be subject to liability for, or damages, expenses or losses incurred by the Trust in connection with any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payment made pursuant to the Management Agreement, or any other matter to which the Management Agreement relates.

Pursuant to the Management Agreement, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee of 1.30% of each Fund’s average daily net assets.  The Adviser has contractually agreed to reduce its fees and/or absorb expenses of each Fund until at least March 31, 2020, to ensure the total Fund operating expenses after fee waiver and reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; (vii) expenses incurred in connection with any merger or reorganization; and (viii) extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, and contractual indemnification of Fund service providers (other than the Adviser)) will not exceed 2.00% and 1.75% of the Fund assets attributable to Class A shares and Class I shares, respectively. Waived fees and absorbed expenses are subject to possible recoupment from the Funds in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Trust’s Board, on 60 days written notice to the Adviser. Fee waiver and reimbursement arrangements can decrease the Fund’s expenses and boost its performance.

For the fiscal period ended December 31, 2019, The Funds paid the following management fees to the Adviser:

Tactical Conservative Allocation Fund

Management Fees
Accrued	Waived	Recouped	Total Paid
$[ ]	$0	$0	$[ ]

Tactical Moderate Allocation Fund

Management Fees
Accrued	Waived	Recouped	Total Paid
$[ ]	$0	$0	$[ ]

Tactical Growth Allocation Fund

Management Fees
Accrued	Waived	Recouped	Total Paid
$[ ]	$0	$0	$[ ]

Information Regarding Tactical Fund Advisors, LLC

Tactical Fund Advisors, LLC has its principal place of business at 11726 Seven Gables Road, Cincinnati, Ohio 45249. Tactical Fund Advisors, LLC was formed as an Ohio limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The name, address and principal occupation of the principal executive officer and each member or managing member of Tactical Fund Advisors, LLC is set out in the table below:

Name and Address*	Principal Occupation
Drew K. Horter	Chief Executive Officer
John F. Peters	Executive Vice President
Jason D. Long	Chief Compliance Officer
Kevin C. Hetzer	Chief Operating Officer

*Unless otherwise noted, the address of each officer and director is 11726 Seven Gables Road, Cincinnati, Ohio 45249.

No officers or Trustees of the Trust are officers, employees, directors, or general partners of Tactical Fund Advisors, LLC. Furthermore, since the Funds’ most recently completed fiscal year, no Trustees has had directly or indirectly, a material interest, material transaction, or material proposed transaction with respect to Tactical Fund Advisors, LLC, any parent or subsidiary of Tactical Fund Advisors, LLC or any subsidiary of the parent of such entities was or is to be a party.

The Sub-Advisory Agreement

The Board, including a majority of Independent Trustees, approved the Sub-Advisory Agreement, dated [  ] , at a meeting held on November 22, 2019. Under the terms of the Sub-Advisory Agreement, Synergy is entitled to receive a sub-advisory fee calculated at an annual rate of 0.30% of the Fund’s average daily net assets allocated to Synergy by the Adviser, which is paid to Synergy by the Adviser. For such compensation, Synergy manages a portion of the Fund’s portfolio subject to the investment policies and restrictions set forth in the Funds’ current prospectus and statement of additional information, and subject to supervision of the Adviser and oversight of the Board. Additionally, Synergy is responsible for all expenses incurred by it in connection with its activities under the respective sub-advisory agreement but is not responsible for the Fund’s or the Adviser’s expenses as further described in the sub-advisory agreement.

The Sub-Advisory Agreement will continue in effect for an initial period of two years from the Effective Date, and from year to year thereafter provided such continuance is specifically approved at least annually by the Board or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement automatically terminates on assignment and may be terminated: (i) on sixty days’ written notice to the Synergy by vote of a majority of the Board, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser; or (ii) by Synergy on sixty days’ prior written notice to the Adviser and the Funds.

The Sub-Advisory Agreement provides that Synergy shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the agreement.

The Sub-Advisory Agreement is attached as Exhibit A.  You should read the Sub-Advisory Agreement.  The description in this Information Statement of the Sub-Advisory Agreement is only a summary.

Information Regarding Synergy

Synergy has its principal place of business at 13231 SE 36th Street, Suite 215, Bellevue, Washington 98006. Synergy was formed as a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The name, address and principal occupation of the principal executive officer and each director or general partner of Synergy are set out in the table below:

Name and Address*	Principal Occupation
Joseph M. Maas	Principal
Susan Katris	Chief Compliance Officer

*Unless otherwise noted, the address of each officer and director is 13231 SE 36th Street, Suite 215, Bellevue, Washington 98006.

Synergy is a is a wholly owned subsidiary of Synergy Financial Services, Inc., a Delaware limited liability company with its principal place of business at 13231 SE 36th Street, Suite 215, Bellevue, Washington 98006.

No officers or Trustees of the Trust are officers, employees, directors, or general partners of Synergy. Furthermore, since the Funds’ most recently completed fiscal year, no Trustees has had directly or indirectly, a material interest, material transaction, or material proposed transaction with respect to Synergy, any parent or subsidiary of Synergy or any subsidiary of the parent of such entities was or is to be a party.

Evaluation by the Board of Trustees (Sub-Advisory Agreement)

At an in-person meeting held on November 22, 2019, the Board, including a majority of the Independent Trustees, considered the approval of the Sub-Advisory Agreement. In considering the approval of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees considered the following material factors during their deliberations:  (1) the nature, extent and quality of services to be provided by Synergy; (2) the investment performance of the Fund and Synergy; (3) the cost of services to be provided and the profits to be realized by Synergy and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors.  The Trustees relied upon the advice of counsel and their own business judgment in determining the before-mentioned material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Board noted that SFM was founded in 2001 and was registered with the SEC as an investment adviser with $235 million in assets under management. They reviewed the background information of the key investment personnel responsible for servicing the Tactical Funds, noting the extensive experience of the investment team. The Board discussed the sub-adviser’s investment model and strategy, acknowledging that the SFM would utilize two models in sub-advising the Tactical Funds. The Board noted that SFM had independent risk processes and would monitor compliance with each Fund’s investment limitations. They further noted TFA’s relationship with SFM and that TFA was highly impressed with SFM’s reputation. The Board concluded that the SFM had the potential to provide high quality service to each Fund and its shareholders.

Performance. The Board acknowledged that SFM was one of four sub-advisers, each responsible for managing different strategies within each of the Tactical Funds. They reviewed the performance of SFM’s two similar managed strategies, noting that both strategies provided positive returns to investors. The Board reasoned that the historical performance of SFM’s separately managed accounts indicated that the strategy would likely generate positive returns to shareholders.

Fees and Expenses. The Board reviewed the proposed sub-advisory fee of 0.30% and noted that it was paid out of each Fund’s management fee. They compared the sub-advisory fee to the fees charged by SFM for similar accounts, noting that SFM charged approximately 0.50% for the same strategies. The Board determined that the proposed sub-advisory fee was not unreasonable.

Profitability. The Board reviewed the profit analysis provided by SFM. They noted that the profit analysis was based on being allocated ten percent of each Fund’s assets and each Fund achieving certain asset levels. They further noted that SFM projected making a slight profit in terms of actual dollars and percentage in connection with its relationship with each Fund. The Board determined that the estimated profitability of SFM with regards to each Fund was reasonable.

Economies of Scale.  The Board considered whether there were economies of scale with respect to the management of each Fund but agreed that economies of scale was primarily a Fund level issue and were considered with respect to each Fund’s advisory fee and net expenses.

Conclusion. Having requested and received such information from SFM as the Board believed to be reasonably necessary to evaluate the terms of the investment sub-advisory agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the sub-advisory agreement was in the best interests of each Fund and its shareholders.

OTHER INFORMATION

OPERATION OF THE TRUST

The Trust is a Delaware statutory Trust that was organized on October 23, 2017 and is registered under the 1940 Act as an open-end management company. The Trust’s principal executive offices are located at 8000 Town Center Drive, Suite 400, Broadview Heights, Ohio 44147. The Board provides oversight of the business activities of the Funds. Like other investment companies, the Funds retain various organizations to perform specialized services. The Fund currently retains Tactical Fund Advisors, LLC as the investment adviser for the Funds and Synergy, Tuttle Tactical Management, LLC, Anchor Capital Management Group, LLC, and Exceed Advisory, LLC serve as the investment sub-advisers. Arbor Court Capital, LLC, located at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147 serves as the Funds’ principal underwriter and acts as the distributor of the Funds’ shares. Collaborative Fund Services, LLC., located at 125 Greenwich Avenue, Greenwich, CT, 06830, serves as Administrator to the Funds.

VOTING SECURITIES

As of [  ] there were shares of beneficial interest in the Funds issued and outstanding as follows:

Tactical Conservative Allocation Fund

Share Class	Number of Shares
Class A
Class I

Tactical Moderate Allocation Fund

Share Class	Number of Shares
Class A
Class I

Tactical Growth Allocation Fund

Share Class	Number of Shares
Class A
Class I

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of each Fund:

Tactical Conservative Allocation Fund – Class A

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Tactical Conservative Allocation Fund – Class I

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

              Tactical Moderate Allocation Fund – Class A

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Tactical Moderate Allocation Fund- Class I

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

 Tactical Growth Allocation Fund- Class A

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Tactical Growth Allocation Fund – Class I

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

As of the Record Date, the Trustees and officers of the Funds beneficially owned the following:

Name of Trustee	Dollar Range of Equity Securities in Tactical Conservative Allocation Fund	Dollar Range of Equity Securities in Tactical Growth Allocation Fund	Dollar Range of Equity Securities in Tactical Moderate Allocation Fund
Brandon Lacoff	None	None	None
Greg Skidmore	None	None	None
Dean Drulias	None	None	None
Shawn Orser	None	None	None

Fredrick Stoleru	None	None	None

SHAREHOLDER PROPOSALS

The Funds are not required to hold regular meetings of shareholders each year. Meetings of shareholders are held from time to time and shareholder proposals intended to be presented at future meetings must be submitted in writing to the Funds in reasonable time prior to the solicitation of proxies for the meeting.

DELIVERY OF DOCUMENTS

If you and another shareholder share the same address, the Fund may only send one Information Statement unless you or the other shareholder(s) request otherwise. Call or write to the Fund if you wish to receive a separate copy of the Information Statement, and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate information statement in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Funds at [  ].

EXHIBIT A

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (the “Agreement”) is made and entered into as of December 16, 2019, by and between Tactical Fund Advisors, LLC (the “Adviser”), an Ohio limited liability company and registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Synergy Financial Management, LLC (the “Sub-Adviser” and together with the Adviser the “Parties”), a Washington limited liability company and also registered under the Advisers Act, with respect to the Tactical Conservative Allocation Fund, Tactical Moderate Allocation Fund, and Tactical Growth Allocation Fund (each a “Fund” and collectively, the “Funds”), each a series of the Collaborative Investment Series Trust, a Delaware statutory trust (the “Trust”).

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has been retained to act as investment adviser for the Funds pursuant to an Investment Advisory Agreement with the Trust effective as of February 26, 2019 (the “Advisory Agreement”);

WHEREAS, the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act;

WHEREAS, the Adviser desires to retain the Sub-Adviser to assist it in the provision of a continuous investment program for each Fund’s assets, and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, the Parties do mutually agree and promise as follows with respect to each Fund:

Appointment and Status of Sub-Adviser

.  The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to each Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees (the “Board”) of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

Sub-Adviser's Duties

.  Subject to the general supervision of the Board and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of each Fund and the composition of the portfolio of securities and investments (including cash) belonging to each Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with each Fund’s investment objective, policies and restrictions as stated in each Fund’s then-current Prospectus and Statement of Additional Information (collectively, the "Prospectus") and subject to the following understandings:

(a)

The Sub-Adviser shall furnish a continuous investment program for each Fund and determine from time to time what investments or securities will be purchased, retained or sold by each Fund and what portion of the assets belonging to each Fund will be invested or held un-invested as cash;

(b)

The Sub-Adviser shall use its best judgment in the performance of its duties under this agreement;

(c)

The Sub-Adviser, in the performance of its duties and obligations under this agreement for each Fund, shall act in conformity with the Trust's declaration of trust, its by-laws and each Fund's prospectus and with the reasonable instructions and directions of the Trust's Board and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

(d)

The Sub-Adviser shall determine the securities to be purchased or sold by each Fund and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to paragraph heading: Execution of Purchase and Sale Orders below;

(e)

The Sub-Adviser shall maintain books and records with respect to the securities transactions of each Fund and shall render to the Adviser and the Board such periodic and special reports as the Adviser or the Board may reasonably request;

(f)

The Sub-Adviser shall provide the Trust's custodian and fund accountant on each business day with information about each Fund’s securities transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;

(g)

The Sub-Adviser shall respond promptly to any request from the Adviser or each Fund’s fund accountant for assistance in obtaining price sources for securities held by each Fund or determining a price when a price source is not available, and promptly review the prices used by each Fund’s accountant to determine net asset value and advise each Fund’s accountant promptly if any price appears to be incorrect. The final price of any security will be determined in accordance with the Trust’s fair value procedures;

(h)

The Sub-Adviser shall be responsible for: (i) directing the manner in which proxies solicited by issuers of securities beneficially owned by each Fund shall be voted, and (ii) making any elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the securities held by each Fund;

(i)

The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this agreement is in effect, the Sub-Adviser shall provide to the board a written report that describes any issues arising under the code of ethics since the last report to the board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the sub-adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in rule 17j-1) from violating the code;

(j)

The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations. The Sub-Adviser shall provide to the Trust's chief compliance officer an annual written report regarding the sub-adviser's compliance program.

(k)

The Adviser has delivered to the Sub-Adviser copies of (i) the Trust’s Trust Instrument and Bylaws, (ii) the Trust’s Registration Statement, all exhibits thereto, and all amendments thereto filed with the SEC pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the 1940 Act, (iii) the Trust’s current Prospectuses and Statements of Additional Information of each Fund (collectively, as currently in effect and as amended or supplemented, the “Prospectus”), and (iv) all procedures adopted by the Trust with respect to each Fund (i.e., repurchase agreement procedures), and shall promptly furnish the Sub-Adviser with all amendments of or supplements to the foregoing. The Trust shall deliver to the Sub-Adviser (a) a certified copy of the resolution of the Board appointing the Sub-Adviser and authorizing the execution and delivery of this Agreement, (b) a copy of all proxy statements and related materials relating to each Fund, and (c) any other documents, materials or information that the Sub-Adviser shall reasonably request to enable it to perform its duties pursuant to this Agreement. The Adviser shall furnish to the Sub-Adviser a copy of each amendment of or supplement to the foregoing promptly after the adoption of each amendment or supplement.

(l)

The Sub-Adviser has delivered to the Adviser and the Trust (i) a copy of its Form ADV as most recently filed with the SEC. The Sub-Adviser shall promptly furnish the Adviser and Trust with all amendments of or supplements to the foregoing at least annually.

Custodian

.  The assets of each Fund shall be held by an independent custodian, not by the Adviser or Sub-Adviser. The Sub-Adviser is authorized to give instructions to the custodian with respect to all investment decisions regarding each Fund and the custodian is authorized and directed to effect transactions for each Fund and otherwise take such actions as the Sub-Adviser shall reasonably direct in connection with the performance of the Sub-Adviser 's obligations in respect of each Fund.

Risk Acknowledgment

.  (a) The Trust and Adviser shall expect of the Sub-Adviser, and the Sub-Adviser will give the Trust and Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services hereunder. The Sub-Adviser shall not be liable to the Adviser or the Trust hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, the Sub-Adviser against any liability to the Adviser or the Trust to which the Sub-Adviser would otherwise be subject by reason of intentional misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties hereunder, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties hereunder.

(b)

The Sub-Adviser shall not be liable to the Adviser or the Trust for any action taken or failure to act in good faith reliance upon: (i) information, instructions or requests, whether oral or written, with respect to a Fund that the Sub-Adviser reasonably believes were made by a duly authorized officer of the Adviser or the Trust, (ii) the written advice of counsel to the Trust, and (iii) any written instruction or certified copy of any resolution of the Board.

(c)

The Sub-Adviser shall not be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Sub-Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails (including electronic), transportation, communication or power supply.

Directions to the Sub-Adviser

.  Adviser will be responsible for forwarding Adviser and/or Trust directions, notices and instructions to Sub-Adviser, in writing, which shall be effective upon receipt by the Sub-Adviser. The Sub-Adviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

Execution of Purchase and Sale Orders

.  In connection with purchases or sales of portfolio securities for the account of each Fund, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek, for each Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to each Fund and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to each Fund and to accounts over which the Sub-Adviser exercises investment discretion. The Trust and the Sub-Adviser understand and acknowledge that, although the information may be useful to each Fund and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to each Fund. The Sub-Adviser may not give consideration to sales of shares of each Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting a Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of each Fund, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of each Fund.

Books and Records

. The Sub-Adviser shall keep the Trust's books and records required to be maintained by it pursuant to Section 2(e) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act. Upon request, Adviser shall provide Sub-Adviser with commercially reasonable records and information as Adviser may access regarding each Fund.

Expenses of the Sub-Adviser

. During the term of this Agreement, the Sub-Adviser will retain responsibility for expenses incurred by it in connection with the performance of its services under this Agreement other than the cost of securities, brokerage commissions, custodian fees, auditor's fees, taxes, interest, expenses that are undertaken by the Adviser or the Trust and other expenses related to the operation of the Trust or each Fund.

Compensation of the Sub-Adviser

. For the services provided and the expenses borne by the Sub-Adviser pursuant to the Agreement, the Adviser will pay the Sub-Adviser a percentage of the net management fee earned by the Adviser as set forth on Exhibit A hereto. Net Management Fees will be paid by each Fund to the Adviser on a monthly basis, and shall be defined as the gross management fees earned by each Fund less expenses each Fund incur that are allocated and subtracted from the gross management fees. Payment of this compensation shall be the responsibility of the Adviser and shall not be an obligation of the Trust. If the Sub-Adviser is terminated as specified in this agreement, then the compensation to the Sub-Adviser shall be prorated.

Liability

. Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by each Fund in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from intentional misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser's control or direction, even though paid by the Sub-Adviser.

Duration and Termination

. The term of this Agreement shall begin as of the day the Sub-Adviser begins providing investment management services to each Fund and, unless sooner terminated as hereinafter provided, shall continue in effect for a period of two years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund or by vote of the Trust's Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

This Agreement may be terminated at any time on at least 60 days prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board, (ii) by the Adviser, (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or each Fund under Section 6(c) of the 1940 Act, exempting the Trust or each Fund from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days' prior written notice to the Adviser and the Trust. Termination of this Agreement and/or the services of the Sub-Adviser will not affect (i) the validity of any action previously taken by Sub-Adviser under this Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Agreement; or (iii) each Fund’s obligation to pay advisory fees to Adviser. If this Agreement is terminated by the Adviser or Sub-Adviser, Sub-Adviser will have no further obligation to take any action subsequent to termination with respect to each Fund except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of the management of each Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

Exclusivity

. (a) Sub-Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Sub-Adviser does for each Fund.  Adviser expressly acknowledges and understands that Sub-Adviser shall be free to render investment advice to others and that Sub-Adviser does not make its investment management services available exclusively to Adviser or each Fund.  Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for each Fund any security which the Sub-Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Sub-Adviser such investment would be unsuitable for each Fund or if the Sub-Adviser determines in the best interest of each Fund such purchase or sale would be impractical. Except to the extent necessary to perform its obligations hereunder, and notwithstanding the limitations of section (b), below, nothing herein shall be deemed to limit or restrict the Sub-Adviser's right, or the right of any of the Sub-Adviser's directors, officers or employees to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, trust, firm, individual or association.

(b)

The Parties agree that during the term of this Agreement, neither Adviser shall serve as investment adviser to another registered investment company managed in a similar style to each Fund, nor shall Sub-Adviser serve as investment adviser or investment sub-adviser to another registered investment company managed in a similar style to each Fund. The Parties may waive this limitation by mutual agreement.

Good Standing

. Adviser and Sub-Adviser hereby warrant and represent that they are each investment advisers in good standing that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to investment advisers. In addition, Adviser and Sub-Adviser further warrant and represent that neither is (nor any of their respective Associated Persons are) subject to any statutory disqualification set forth in Sections 203(e) and 203(f) of the Advisers Act (or any successor Advisers Act sections or rules), nor are they currently the subject of any investigation or proceeding which could result in statutory disqualification. Adviser and Sub-Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

Amendment

. This Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the Trust approves the amendment (i) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (ii) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund affected by such amendment.

Privacy Notice/Confidentiality

.  The Adviser and Sub-Adviser acknowledge prior receipt of the other’s Privacy Notice and Policy.  Adviser and Sub-Adviser agree to safeguard all information pertaining to each Fund consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers.

Notice

.  Whenever any notice is required or permitted to be given under any provision of this Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be mailed by first class or express mail, or sent by courier or facsimile with confirmation of transmission to the other party at the addresses or facsimile numbers specified on page 1 or to such other address as a party may from time to time specify to the other party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.

Arbitration

.  Subject to the conditions and exceptions noted below, and to the extent not inconsistent with applicable law, in the event of any dispute pertaining to this Agreement, Sub-Adviser and Adviser agree to submit the dispute to arbitration in accordance with the auspices and rules of the American Arbitration Association ("AAA"), provided that the AAA accepts jurisdiction. Sub-Adviser and Adviser understand that such arbitration shall be final and binding, and that by agreeing to arbitration, Adviser and Sub-Adviser are waiving their respective rights to seek remedies in court, including the right to a jury trial.

Indemnification

. Adviser and Sub-Adviser agree to defend, indemnify and hold harmless the other and each of their respective officers, directors, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the other’s violation of any of the terms of this Agreement. Adviser and Sub-Adviser’s obligations under this paragraph shall survive the termination of this Agreement.

Governing Law

. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York,  without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

Severability

.  In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

Counterparts

.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Binding Effect

.  Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated and that his signature will operate to bind the party indicated to the foregoing terms.

Captions

.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

Change of Control

.  The Sub-Adviser shall notify Adviser and the Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

Entire Agreement

.  This Agreement, together with all exhibits, attachments and appendices and any separate agreement between the Parties contemplated by Section 6 relating to expense sharing, contains the entire understanding and agreement of the Parties with respect to the subject matter hereof.

Other Business

.  Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their officers designated below as of the date and year first above written.

ADVISER:

Tactical Fund Advisors, LLC

By: ______________________
Name: Drew Horter
Title: President
Date:

SUB-ADVISER:

Synergy Financial Management, LLC

By:________________________
Name: Joe Maas

Title: Chief Financial Officer
Date:

Exhibit A

Compensation

The Sub-Adviser shall be paid monthly 0.30% of the Net Management Fees, such payment made in arrears within 15 calendar days of Adviser receiving a detailed calculation of the compensation due for the preceding month.